                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Western Ohio Financial Corporation (the "Company") for the fiscal year ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John W. Raisbeck, Chief Executive Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



By: /s/ John W. Raisbeck
Name: John W. Raisbeck
Chief Executive Officer
March 25, 2003